NET INVESTMENT IN DIRECT FINANCING LEASES (Schedule of Net Investment in Direct Financing Leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
NET INVESTMENT IN DIRECT FINANCING LEASES [Abstract]
Total minimum lease payments to be received	$ 36,096	¥ 233,820	¥ 312,184
Initial direct cost	612	3,963	3,963
Total	36,708	237,783	316,147
Unearned income	(4,304)	(27,878)	(41,360)
Net investment in direct finance leases	32,404	209,905	274,787
Current	15,590	100,988	143,853
Non-current	$ 16,814	¥ 108,917	¥ 130,934